UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 27, 2022

MFA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, 48th Floor New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (212) 207-6400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	MFA	New York Stock Exchange
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PB	New York Stock Exchange
6.50% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	MFA/PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In anticipation of its filing one or more registration statements on Form S-3, MFA Financial, Inc. (the “Company”) is filing this Current Report on Form 8-K to incorporate by reference the recast presentation of certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2022 (the “2021 Form 10-K”), to reflect (i) the effects of the Company’s 1-for-4 reverse stock split of the Company's common stock effected on April 4, 2022, and (ii) the Company’s change in reportable segments, which was reported in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the SEC on August 4, 2022. This recast financial information is filed herewith to incorporate such information by reference into the Company’s future filings under the Securities Act of 1933, as amended.

In the second quarter of 2022, the Company changed its financial reporting to two reportable segments comprised of (i) mortgage-related assets and (ii) Lima One, as described in Exhibit 99.1 (Note 16 to the consolidated financial statements). This new alignment replaced the Company’s historical reporting of a single reportable segment.

The exhibit included as Exhibit 99.1 hereto revises the information in the following Items of the 2021 Form 10-K as initially filed in order to reflect, as appropriate, the matters described above: Part II, Item5 (Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities); Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations); Part II, Item 8 (Financial Statements and Supplementary Data); and Part III, Item 12 (Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters). The presentation of the Company’s historical financial information in Exhibit 99.1 is consistent with the segment presentation set forth in the Company’s Quarterly Report on Form 10-Q filed for the quarter ended June 30, 2022.

No items in the 2021 Form 10-K other than those identified above are being updated by this Form 8-K. Information in the 2021 Form 10-K is generally stated as of December 31, 2021, and this Form 8-K does not reflect any subsequent information or events other than the changes noted above. For a discussion of events and developments subsequent to the filing of the 2021 Form 10-K, please refer to the Company's SEC filings since that date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.
99.1	Excerpts from the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, reflecting revisions to Part II, Item 5; Part II, Item 7; Part II, Item 8; and Part III, Item 12 thereof.
101.INS	Inline XBRL Instance Document (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document).
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Date: September 27, 2022	MFA FINANCIAL, INC.
(REGISTRANT)

	By:	/s/ Harold E. Schwartz
	Name:	Harold E. Schwartz
	Title:	Senior Vice President and General Counsel